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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 31, 2001
                                (DATE OF REPORT)



                             AMERIGAS PARTNERS, L.P.
                             AMERIGAS FINANCE CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                       1-13692                   23-278918
         DELAWARE                     33-92734-01                 23-2800532
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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AmeriGas Partners, L.P.                                                 Form 8-K
Page 2                                                          January 31, 2001




ITEM 5. OTHER EVENTS

         On Wednesday, January 31, 2001, AmeriGas Propane, Inc., general partner of AmeriGas Partners, L.P. (NYSE: APU) announced that the Partnership has signed a definitive agreement to purchase the retail propane distribution businesses of Columbia Energy Group, a NiSource Company (NYSE: NI), for approximately $208 million dollars. The transaction is conditioned, among other things, upon clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

         The news release is included as an exhibit to this report and is incorporated here by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

         (99) News release by AmeriGas Partners, L.P. dated January 31, 2001.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AmeriGas Partners, L.P.
                                            By: AmeriGas Propane, Inc.
                                            its general partner
                                            (REGISTRANT)


                                            By: /s/ Robert W. Krick
                                               ----------------------------
                                            Robert W. Krick
                                            Treasurer


                                            AmeriGas Finance Corp.

                                            By: /s/ Robert W. Krick
                                               ----------------------------
                                            Robert W. Krick
                                            Treasurer

Date: January 31, 2001


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                                  Exhibit Index



99.  Text of press release issued by AmeriGas Partners, L.P.